Exhibit 10.22

Agreement

MAPINFO CORPORATION

1993 DIRECTOR STOCK OPTION PLAN

Non-Statutory Stock Option Agreement

         1.   Grant of Option. MapInfo Corporation, a New York corporation (the "Company"), hereby grants to __________________ (the "Optionee") an option, pursuant to the Company' s 1993 Director Stock Option Plan (the "Plan"), to purchase an aggregate of _____________ shares of Common Stock, $.002 par value per share, of the Company ("Common Stock") at a price of ______________ per share, purchasable as set forth in and subject to the terms and conditions of this option and the Plan. Except where the context otherwise requires, the term "Company" shall include all present and future subsidiaries of the Company as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code").

         2.   Non-Statutory Stock Option. This option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         3.   Exercise of Option and Provisions for Termination.

                  (a) Vesting Schedule. Except as otherwise provided in this Agreement, this option may be exercised in whole or in part nine years and nine months after the date of grant, provided that this option may be exercised one year after the date of grant if the Optionee has attended during such year at least 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees of the Board of Directors on which he or she then served. If this option is not exercised in full, it shall be exercisable, in whole or in part, with respect to all shares not so purchased at any time prior to the Expiration Date (as defined below) or the earlier termination of this option. Notwithstanding any other provisions contained in this Agreement, this option may not be exercised at any time on or after the date ten years from the date of grant (the "Expiration Date").

                  (b) Exercisable Procedure. Subject to the conditions set forth in this Agreement, this option may only be exercised by the Optionee' s delivery of written notice of exercise to the Treasurer of the Company at its principal office, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by (i) payment in cash of the full consideration for the shares as to which it is exercised or (ii) an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price. Such exercise shall be effective upon receipt by the Treasurer of the Company of such written notice together with the required payment, undertaking, or instructions. The Optionee may purchase fewer than the total number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

                  (c) Continuous Service as Director Required. If the Optionee ceases to be a director of the Company for any reason, then the right to exercise this option shall terminate twelve months after such cessation (but in no event after the Expiration Date), provided that this option shall be exercisable only to the extent that the Optionee was entitled to exercise this option on the date of such cessation.

         4.   Delivery of Shares; Compliance with Securities Laws, Etc.

                  (a) General. The Company shall, upon payment of the option price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

                  (b) Listing, Qualification, Etc. This option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject hereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, this option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure or satisfaction of such other condition shall have been effected or obtained on terms acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for, effect or obtain such listing, registration, qualification or disclosure, or to satisfy such other condition.

         5.   Nontransferability of Option. This option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process, except that this option may be transferred by will or the laws of descent and distribution. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Company, become null and void.

         6.   Limitation of Rights.

                  (a) No Right to Continue as a Director. Neither this Agreement nor any other action taken pursuant to this Agreement shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain the Optionee, as a director or otherwise, for any period of time.

                  (b) No Stockholders'  Rights for Options. The Optionee shall have no rights as a stockholder with respect to any shares which may be purchased by exercise of this option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights (except as provided in Section 7 of this Agreement) for which the record date is prior to the date such stock certificate is issued.

         7.   Changes in Common Stock.

                  (a) If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock, or other securities, the Board of Directors shall equitably adjust either or both of (i) the number and kind of shares or other securities subject to this option and (ii) the price for each share of Common Stock or other security subject to this option, without changing the aggregate purchase price as to which such option remains exercisable. No fractional shares will be issued under the Plan on account of any such adjustments.

                  (b) In the event that the Company is merged or consolidated into or with another corporation (in which consolidation or merger the stockholders of the Company receive distributions of cash or securities of another issuer as a result thereof), or in the event that all or substantially all of the assets of the Company are acquired by any other person or entity, or in the event of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall take either or both of the following actions as to any unexercised portion of this option: (i) provide that this option shall be assumed, or an equivalent option shall be substituted, by the acquiring or successor corporation (or an affiliate thereof), or (ii) upon written notice to the Optionee, provide that this option will terminate immediately prior to the consummation of such merger, consolidation, acquisition, reorganization or liquidation unless exercised by the Optionee within a specified number of days following the date of such notice.

         8.   Withholding Taxes. The Company' s obligation to deliver shares upon the exercise of this option shall be subject to the Optionee' s satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

         9.   Miscellaneous.

                  (a) Except as provided herein, this option may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

                  (b) Any notice to the Company required under this option shall be addressed to the Treasurer of the Company and shall become effective when it is received. All notices under this option shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

                  (c) This option shall be governed by and construed in accordance with the laws of the State of Delaware.

Date of Grant:                                             MAPINFO CORPORATION

                                             By: _______________________________

                                                                Mark Cattini

                                                      Title: President and CEO .

                                                      Address: One Global View

                                                                Troy, New York 12180

OPTIONEE' S ACCEPTANCE

         The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company' s 1993 Director Stock Option Plan.

                                                               OPTIONEE

Date Signed __________________                           ____________________________

                                             ADDRESS:          ____________________________

                                                               ____________________________